DEBT	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Debt

21.	DEBT

(in thousands of $)	2023	2022
Total debt, net of deferred finance charges	(1,216,730)	(1,189,324)
Less: Current portion of long-term debt and short-term debt	342,566	344,778
Long-term debt	(874,164)	(844,546)

The outstanding debt, gross of deferred finance charges, as of December 31, 2023 is repayable as follows:

Year ending December 31	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
2024	(43,756)	(300,025)	(343,781)
2025	(258,202)	(60,600)	(318,802)
2026	(58,333)	(35,500)	(93,833)
2027	(58,333)	—	(58,333)
2028	(58,333)	—	(58,333)
2029 and thereafter	(367,501)	—	(367,501)
Total	(844,458)	(396,125)	(1,240,583)
Deferred finance charges	20,921	2,932	23,853
Total debt net of deferred finance charges	(823,537)	(393,193)	(1,216,730)
(1) This relates to debt balance of our consolidated lessor VIE entity (note 5).

(in thousands of $)	2023	2022	Maturity date
Gimi facility (1)	(630,000)	(535,000)	March 2030
Unsecured Bonds	(199,869)	(159,029)	October 2025
Golar Arctic facility (1)	(14,589)	(21,884)	October 2024
Subtotal (excluding lessor VIE debt)	(844,458)	(715,913)
CSSC VIE debt - FLNG Hilli facility	(396,125)	(494,366)	Repayable on demand/2026
Total debt (gross)	(1,240,583)	(1,210,279)

(in thousands of $)	2023	2022	Maturity date
Less: Deferred finance charges	23,853	20,955
Total debt, net of deferred financing costs	(1,216,730)	(1,189,324)
Gimi facility

In 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion of the FLNG Gimi. The facility is available for drawdown during the Gimi conversion to a FLNG and amortizes upon COD, with a final balloon payment of $350.0 million, due in 2030. The facility originally bears interest at LIBOR plus a margin of 4.0% during the conversion phase, reducing to LIBOR plus a margin of 3.0% post COD. In 2023, we executed amendments to transition from LIBOR to SOFR plus the existing margin. As of December 31, 2023, we had drawn $630.0 million of the available funds. Subsequent drawdowns are dependent upon reaching further project milestones. A commitment fee is chargeable on any undrawn portion of this facility.

Unsecured Bonds

In 2021, we closed our $300.0 million senior Unsecured Bonds in the Nordic bond market. The Unsecured Bonds will mature in October 2025 and bear interest of 7.00% per annum. The net proceeds from the Unsecured Bonds was used to partly refinance our $402.5 million 2017 convertible bonds which matured in February 2022 (“Convertible Bonds”) and for general corporate purposes. Contemporaneous with the closing of the Unsecured Bonds, we redeemed $85.2 million of the Convertible Bonds and recognized loss on partial redemption of $0.8 million.

The terms of the Unsecured Bonds grant us:
•an early redemption option to redeem the Unsecured Bonds for 100% of the nominal amount if it is required to gross up any withholding tax from any payments in respect of the Unsecured Bonds;
•early redemption call option to redeem all of some of the Unsecured Bonds at multiple dates throughout the four year term with pricing that reduces as the maturity date approaches;
•to purchase and hold the Unsecured Bonds and that such Unsecured Bonds may be retained, sold or cancelled at our sole discretion; and
•grants the bondholders a mandatory repurchase put option to require that that we repurchase some or all of the Unsecured Bonds for 101% of the Nominal Amount per bond – the put option is triggered by a change of control event, a delisting event, a disposal event or a total loss event.

In 2022 and 2023, we executed the repurchase of Unsecured Bonds amounting to $140.7 million and $20.4 million, respectively. The repurchase prices ranged from par to an average price of 100.30% of par, resulting in a total consideration of $142.2 million and $21.1 million, inclusive of $1.5 million and $0.6 million accrued interest in 2022 and 2023, respectively. Consequently, we recognized a loss on debt extinguishment of $2.3 million and $0.3 million in “Other financial items, net” in the consolidated statement operations, in 2022 and 2023, respectively.

Following the approval by bondholders in 2023, we executed an amendment to the terms of the Unsecured Bonds with effect from May 25, 2023. Specifically the definition of permitted distributions, removed the restriction to pay distributions and introduced a $100.0 million free liquid assets incurrence test in exchange for a one-time consent fee of 3.75% of the nominal amount of the outstanding Unsecured Bonds or $5.2 million that we paid to bondholders, which is treated as an additional debt discount and amortized through the interest expense, net line item of our consolidated statements of operations over the remaining term of the Unsecured Bonds.

In 2023, we re-issued $61.1 million of our repurchased Unsecured Bonds, at an average price of 98.9% of par, for a total consideration of $61.0 million inclusive of $0.1 million accrued interest. Consequently, we recognized a net loss on re-issuance of $0.7 million in “Other financial items, net” in our consolidated statement of operations. These re-issuances did not result in an amendment to the terms of the outstanding Unsecured Bonds.

Golar Arctic facility

The Arctic facility bears an interest of SOFR plus a margin of 2.75%. The debt facility is repayable in quarterly installments with a final balloon payment of $9.1 million in October 2024.
Lessor VIE debt

The following loan relates to the CSSC entity that we consolidate as a VIE. Although we have no control over the funding arrangement of this entity, we consider ourselves the primary beneficiary of this VIE and therefore are required to consolidate this loan facility into our financial results (note 5).

Facility	Effective from	SPV	Loan counterparty	Loan facility at inception (in $ millions)	Loan facility at December 31, 2023 (in $ millions)	Loan duration/maturity	Interest
Hilli	June 2018	Fortune Lianjing Shipping S.A.	CSSC entity	(840.0)	(156.7)	8 years non-recourse	SOFR plus margin(1)(2)
				(120.0)	(239.4)	Repayable on demand	Nil
(1) In 2023, we entered into the fourth side letter for FLNG Hilli’s sale and leaseback facility, incurring total fees of $6.3 million which have been deferred and amortized over the remaining term of the sale and leaseback facility (note 5).
(2) In 2023, the SPV, Fortune Lianjiang Shipping S.A., amended the interest-bearing facility, transitioning from LIBOR to SOFR.
The vessel in the table above is secured as collateral against these long-term loans (note 29).

Debt restrictions

Certain of our debts are collateralized by vessel liens. The existing financing agreements impose certain operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, enter into mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or distribute dividends. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in our debt agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets to liabilities and minimum net worth and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. As of December 31, 2023, we were in compliance with all our covenants under our various loan agreements.